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                                                                       EXHIBIT 1


                           FOURTH AMENDED AND RESTATED
                               GUARANTY AGREEMENT


         This agreement is made and entered into as of the 1st day of April, 2002, by and between AmerAlia, Inc., a Utah corporation whose address is 20971 East Smoky Hill Rd, Centennial, CO 80015 (Telephone: (720) 876 2373; Facsimile:
(720) 876 2374 ) ("AmerAlia") and Jacqueline Mars as trustee for the Jacqueline Badger Mars Trust, whose address is 6885 Elm Street, McLean, Virginia 22101 (the "Trust").

                                    RECITALS

A. AmerAlia has commenced operations necessary to build a plant for the production of sodium bicarbonate on property near Rifle, Colorado (the "Rock School Project"), and is seeking permanent financing to permit the Company to commence construction activities.

B. AmerAlia has previously borrowed approximately $7,326,000 from the Bank of America, N.A. (the "Bank") for working capital purposes and to fund an escrow account established in accordance with the requirements of a Design/Build Contract entered into between AmerAlia and U.S. Filter Wastewater Group, Inc., a Delaware corporation, d/b/a U.S. Filter Corporation, HPD Products ("U.S. Filter"), which amounts the Trust has previously guaranteed pursuant to a Guaranty Agreement dated September 13, 1999, a Guaranty Agreement dated January 21, 2000, a Guaranty Agreement dated June 30, 2000, and an amended and restated guaranty agreement dated as of September 14, 2000; and

C. AmerAlia also previously borrowed an additional loan of approximately $1,600,000 (the "First Additional Loan") from the Bank to provide working capital to AmerAlia for certain expenses incurred and its continuing operations which was reflected in a Second Amended and Restated Guaranty Agreement dated December 1, 2000; and

D. AmerAlia also borrowed an additional $1,000,000 (the "Second Additional Loan") from the Bank to provide working capital to AmerAlia for certain expenses incurred and its continuing operations which was reflected in a Third Amended and Restated Guaranty Agreement dated November 29, 2001; and

E. All of the existing loans with the Bank (the "Aggregate Loan") are due and payable on March 31, 2002, and the Trust and AmerAlia wish to extend the Aggregate Loan for up to three additional months; and

F. Based on discussions, the Bank is willing to extend the loan for up to three months provided AmerAlia pays interest in advance and the Trust renews its guaranty; and

G. The Trust is willing to facilitate the Bank's extension of the loan pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration the receipt and sufficiency whereof is hereby acknowledged, AmerAlia and the Trust: (A) agree that this Fourth Amended and Restated Guaranty is in addition to and


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not in replacement of the Third Amended and Restated Guaranty which remains in effect in accordance with its terms; and (B) further agree as follows:

1. AmerAlia will execute and deliver to the Bank the documents and make payment to the Bank in the amount necessary to permit the Bank to extend the Aggregate Loan for one, two, or three months (the period to be selected by AmerAlia in its discretion).

2. The Trust will execute and deliver to the Bank such forms as may be necessary or appropriate to provide a guaranty for the repayment of the Aggregate Loan in a form that is satisfactory to the Bank and to the Trust, and is consistent with this Agreement (the "Guaranty").

3. As a condition of the Trust's willingness to enter into this Guaranty Agreement, AmerAlia agrees as follows:

         (1) AmerAlia will continue to reduce its corporate, general, and administrative expenses (including, without limitation, salary expenses) to the maximum extent possible, with the requirement that compensation paid to corporate officers shall be reasonably related to the services they are expected to perform for AmerAlia;

         (2) AmerAlia hereby confirms that it has granted the Trust as collateral for the repayment of the Aggregate Loan and the Trust's liability under this Guaranty, AmerAlia's entire interest in Natural Soda, Inc., a recently-formed Colorado corporation to acquire AmerAlia's entire interest in the Rock School Project and the federal lease associated therewith.

         (3) AmerAlia will continue to use its best efforts to obtain necessary financing or a strategic alliance for the development of the Rock School Project, including the acquisition of business activities ("Development Arrangements") as soon as reasonably possible.

                    o When used in the foregoing paragraph, the term "necessary financing" means construction financing or permanent financing reasonably sufficient to carry-out AmerAlia's business plan as reviewed by the Trust; and

                    o When used in the foregoing paragraph, the term "strategic alliance" means a joint venture, partnership, or other business combination with an affiliated or unaffiliated entity which will provide capital or other resources reasonably sufficient for the development of the Rock School Project.

         (4) AmerAlia will apply the net proceeds of any Development Arrangement, as received, first to repay the Aggregate Loan, and the amount of the Guaranty will be reduced to the extent of such repayments. Should this Guaranty Agreement expire or be terminated for any reason, the Trust may repay the Aggregate Loan, take assignment from the Bank of its collateral position and other rights under the Bank's loan documents with AmerAlia, and take such further action (including demanding repayment of the Aggregate Loan and foreclosing on any collateral held) as the Trust in its discretion may deem appropriate.


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4.       AmerAlia will pay the Trust compensation for executing and delivering the Guaranty to the Bank in an amount equal to 1.0833% of the amount of the Aggregate Loan per month the Aggregate Loan is outstanding. This compensation will be payable in shares of AmerAlia's restricted common stock valued at $1.00 per share, subject to the following readjustment.

         To the extent the average closing price of AmerAlia's common stock as reported by The Nasdaq Stock Market, Inc. SmallCap Market (or the OTC Bulletin Board or other quotation medium selected by AmerAlia if AmerAlia's common stock is not, at that time, quoted on the Nasdaq SmallCap Market) for the 30 days following the announcement by AmerAlia that:

         A. it has obtained all debt and equity financing necessary for either: (i) the purchase of the assets of White River Nahcolite Limited Liability Company ("White River") or (ii) the construction of a plant of its own on its Rock School lease, or

         B. AmerAlia has made a determination to pursue other arrangements not involving either those set forth in clause (1)(i) or
                  (1)(ii)

         exceeds $1.00 per share (the "New Price," but not be greater than $2.50 per share), the number of shares issued pursuant to this subscription agreement shall be recalculated based on the New Price and you will return any excess shares to AmerAlia (or if the certificate for such shares have not yet been issued the certificate will represent the number of shares determined by such recalculation). If the announcement has not been made by December 31, 2002, then this paragraph will be of no further force or effect.

         If the rules of the Nasdaq Stock Market require that the fee be approved by the shareholders, then the payment of the fee in shares will be subject to shareholder approval and, if not approved by the shareholders, will be payable in cash not later than the date for repayment of the Aggregate Loan.

5. If the Trust makes any payment to the Bank under the Guaranty, AmerAlia will indemnify and hold the Trust harmless for any such payment, and for all other costs and expenses, including reasonable attorneys' fees incurred in connection therewith.

6. The Trust acknowledges that such shares, when issued, will be restricted as that term is defined in Rule 144 of the Rules and Regulations promulgated by the Securities and Exchange Commission. The Trust further acknowledges, represents and warrants to AmerAlia that:

         (1) The Trust is an `accredited investor' as that term is defined in Section 2(a)(15) of the Securities Act of 1933 (the "1933 Act") and Rule 215 thereunder, and in Rule 501(a) of Regulation D of the 1933 Act.

         (2) AmerAlia has given the Trust and its legal, financial, tax, and investment advisors the opportunity to ask questions of and to receive answers from persons acting on AmerAlia's



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                  behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding AmerAlia, its business and financial condition which AmerAlia possesses or can acquire without unreasonable effort or expense including (without limitation) all minutes of the meetings of the Board of Directors of AmerAlia or committees thereof, and other relevant documents requested by the Trust. In addition, the Trust has spoken with the independent auditors for AmerAlia and has made financial or other inquiries as the Trust or its advisors have deemed necessary or appropriate in the conduct of the Trust's due diligence investigation.

         (3) The Trust acknowledges and understands that, although there is currently a market for AmerAlia's common stock, the market is dependent on a number of factors beyond the control of AmerAlia and may not continue. Furthermore the Trust acknowledges that although AmerAlia believes that it is in compliance with all requirements for continued listing of the Common Stock on the Nasdaq SmallCap Market, continued listing on the Nasdaq SmallCap Market is subject to a number of objective and subjective criteria. Although AmerAlia believes it is in material compliance with all objective criteria, there can be no assurance that the staff of the Nasdaq SmallCap Market may not reach a different conclusion or that the Nasdaq staff may not reach a conclusion that AmerAlia is, for some reason, not in compliance with subjective criteria which is not specified in the rules applicable to the Nasdaq SmallCap Market.

         (4) The Trust understands that the securities being acquired hereby are and will continue to be restricted securities within the meaning of Rule 144, and applicable state statutes. The Trust consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the securities and any certificates issued in replacement or exchange therefor and acknowledges that AmerAlia will cause its stock transfer records to note the restrictions.

                    o The Trust must bear the economic risks of the investment in the securities for an indefinite period of time because they have not been registered under the 1933 Act or any state securities laws;

                    o As "restricted securities" (unless registered for resale or another exemption from registration is available for any transfer), the securities must be held for a minimum of one year following the purchase. Thereafter, the securities may be sold in only limited amounts in a specified manner in accordance with the terms and conditions of Rule 144 (the "Rule") if the Rule is applicable (there being no representation by AmerAlia that it will be applicable). In case the Rule is not applicable, any sales may be made only pursuant to an effective registration statement or an available exemption from registration.

                    o The securities cannot be sold unless they are registered under the 1933 Act and any applicable state securities laws or unless an exemption from the registration requirements is available. To the extent that AmerAlia files any registration statement under the 1933 Act (not including a registration statement on Form S-4, S-8, S-11, or other inappropriate form), AmerAlia will endeavor to include the



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                         Securities in such registration statement, subject to
                         any requirements that may be imposed by any underwriter named in the registration statement (which requirements may include, but are not limited to, a delay in the ability of the selling security holder to sell the shares, a requirement that any sales be made through the underwriter, or a prohibition on any sales by the selling security holder pursuant to the registration statement in certain specified circumstances, in the underwriter's sole discretion).

         (5) The Trust has reviewed the terms of this agreement and the transaction contemplated by this agreement with its legal, investment, tax, and financial advisors to the extent the Trust has deemed such consultation appropriate. The Trust has also consulted with such advisors with regard to the advisability of this investment to the extent the Trust has deemed such consultation to be appropriate. The Trust acknowledges that AmerAlia has advised the Trust that it recommends that the Trust obtain advice and consultation. The Trust further acknowledges that it has neither sought nor received any advice from AmerAlia or any of its agents or affiliates with respect to any aspect of this Agreement.

         (6) The Trust acknowledges that the investment contemplated herein is one of significant risk, and there can be no assurance that the securities will ever be valuable. The Trust hereby represents that the investment in the securities is a suitable investment for it, taking into consideration the restrictions on transferability and the other considerations affecting the securities and AmerAlia as described herein and in AmerAlia's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934").

         (7) The Trust acknowledges that the acquisition of the securities as contemplated herein will impose certain reporting obligations on the Trust pursuant to Sections 13(d) and 16(a) of the 1934 Act, and may impose certain obligations under the Internal Revenue Code of 1986, as amended. The Trust will make all necessary filings.

7. The Trust and AmerAlia affirmatively state and agree that no compensation has been paid under any prior agreement, and none is currently payable because (although the Trust has performed its obligations under the prior guaranties) all of the conditions precedent to payment have not been met. The compensation payable by AmerAlia for the Trust's guaranty of the Aggregate Loan pursuant to this Guaranty Agreement and all prior guaranty agreements relating to any portion of the Aggregate Loan will be determined by this Guaranty Agreement.

8. All notices under this Agreement are to be delivered by (i) depositing the notice in the mail, using registered mail, return receipt requested, addressed to the address below or to any other address as the party may designate by providing notice, (ii) telecopying the notice by using the telephone number set forth below or any other telephone number as the party may designate by providing notice, (iii) overnight delivery service addressed to the address below or to any other address as the party may designate by providing notice, or (iv) hand delivery to the individual designated below or to any other individual as the party may designate by providing notice. The notice shall be deemed delivered (i) if by registered mail, four (4) days after the notice is deposited in the mail,



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         (ii) if by telecopy, on the date the notice is delivered, (iii) if by overnight delivery service, on the date of delivery, and (iv) if by hand delivery, on the date of delivery.

                  If to AmerAlia, to the address set forth in the first paragraph hereof (telecopy number 970-625-9137), with a copy (which does not constitute notice) to:

                           Burns, Figa & Will, P.C.
                           Suite 1030
                           6400 South Fiddler's Green Circle
                           Englewood, CO 80111
                           Attn: Herrick K. Lidstone, Jr., Esq.
                           Telecopy: 303-796-2777

If to the Trust, to the attention of David Newby (telecopy number) 703-519-7075) at the address set forth in the first paragraph hereof with a copy (which does not constitute notice) to:

                           Hills & Stern
                           1200 Nineteenth Street, N.W.
                           Washington, D.C. 20036
                           Attn: Roderick M. Hills, Esq.
                           Telecopy: 202-822-1622

9.       General Provisions

         (1) Complete Agreement. The parties agree that this Agreement is the complete and exclusive statement of the agreement between the parties, which merges all prior proposals, understandings and all other agreements, oral or written, between the parties relating to this Agreement.

         (2) Amendment. This Agreement may not be modified, altered or amended except by written instrument duly executed by both parties.

         (3) Waiver. The waiver or failure of either party to exercise in any respect any right provided for in this Agreement shall not be deemed a waiver of any further right under this Agreement.

         (4) Severability. If any provision of this Agreement is invalid, illegal or unenforceable under any applicable statute or rule of law, it is to that extent deemed omitted. The remainder of the Agreement shall be valid and enforceable to the maximum extent possible.

         (5) Governing Law. This Agreement and performance hereunder shall be governed by the laws of the State of Colorado.

Each party acknowledges that it has read and understands this Agreement and agrees to be bound by its terms.



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AmerAlia, Inc.                              The Jacqueline Badger Mars Trust




By: /s/ Bill H. Gunn                        By: /s/ Jacqueline B. Mars
    --------------------                        -----------------------
Bill H. Gunn, President                     Jacqueline B. Mars, Trustee



















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